As Filed with the Securities and Exchange Commission on December 9, 1997

                                                           Registration No. 333-

--------------------------------------------------------------------------------

                                       FORM S-8

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ERGO SCIENCE CORPORATION
                (Exact name of registrant as specified in its charter)

           Delaware                                              04-3271667
(State or other jurisdiction of                               (I.R.S Employer
 Incorporation or organization)                              Identification No.)


                                Charlestown Navy Yard
                                   100 First Avenue
                          Charlestown, Massachusetts  02129
                    (Address, including ZIP code, of registrant's
                             principal executive offices)


   Ergo Science Corporation Amended and Restated 1995 Long -Term Incentive Plan
                              (Full title of the plans)


                              Ronald H. Abrahams, Ph.D.
                                Chairman of the Board
                               Ergo Science Corporation
                                Charlestown Navy Yard
                                   100 First Avenue
                          Charlestown, Massachusetts  02129
                       (Name and address of agent for service)


                                     617-241-6800
            (Telephone number, including area code, of agent for service)


                                      Copies to:

                                  ROBERT L. KIMBALL
                                   JAMES A. KRAUSE
                                Vinson & Elkins L.L.P.
                              3700 Trammell Crow Center
                                   2001 Ross Avenue
                                 Dallas, Texas 75201

                           CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------
                                        Proposed            Proposed
    Title of                            maximum              maximum
   securities       Amount to be    offering price         aggregate            Amount of
to be registered     registered      per share (1)     offering price (1)    registration fee
---------------------------------------------------------------------------------------------
Common Stock          435,225          $17.3125           $7,534,832            $2,222.77
---------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h), using the average of the high and low prices on December 4, 1997, as reported on the Nasdaq National Market.

    The contents of the registration statement on Form S-8, file No. 333-2310, of Ergo Science Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on March 13, 1996, and the registration statement on Form S-8, File No. 333-07013, of Ergo Science Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on June 27, 1996, are hereby incorporated by reference.

Item 3.  Incorporation of Documents by Reference

    The following documents, which have been filed with the Commission by the Company, are hereby incorporated by reference into this registration statement on Form S-8 (this "Registration Statement').

    (a) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Securities Exchange Act of 1934 (the "Exchange Act"); and

    (b) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Exchange Act; and

    (c) Annual Report on Form 10-K for the year ended December 31, 1996 filed pursuant to Rule 13a-1 of the Rules and Regulations of the Commission under the Exchange Act; and

    (d) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Exchange Act; and

    (e) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Exchange Act; and

    (f) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, filed pursuant to Rule 13a-13 of the Rules and Regulations of the Commission under the Exchange Act.

    All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and before the filing of a post-effective amendment to this Registration Statement which indicates that all shares of Common Stock offered hereunder have been sold or that deregisters all such shares then remaining unsold, shall be deemed to be incorporated by reference and to be part hereof from the date of filing of such documents.

Item 8. Exhibits

  5.    Opinion of Vinson & Elkins L.L.P

  10.1 Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit 10.19 to the Company's registration statement on Form S-1, file number 33-98162).

  10.2 First Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (Incorporated by reference to exhibit
        10.1 to the Company's registration statement on Form S-8, file number 33-07013).

  10.3 Second Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan.

  23.1  Consent of Coopers & Lybrand L.L.P

  23.2  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5).

                                     SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlestown, State of Massachusetts, on December 9, 1997.

                                   Ergo Science Corporation
                                   (Registrant)


                                   By: /s/  Ronald H. Abrahams, Ph.D.
                                       ------------------------------
                                            Ronald H. Abrahams, Ph.D.
                                            President & Chief Executive Officer

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                        Title                                       Dated
---------                        -----                                       -----
/s/ Ronald H. Abrahams           President, Chief Executive Officer &        December 9, 1997
-----------------------------    Director (principal executive officer)
Ronald H. Abrahams


/s/ David L. Castaldi             Director                                   December 9, 1997
-----------------------------
David L. Castaldi


/s/ Anthony H. Cincotta, Ph.D.    Director                                   December 9, 1997
-----------------------------
Anthony H. Cincotta, Ph.D.


/s/ Stephen A. Duzan              Director                                   December 9, 1997
-----------------------------
Stephen A. Duzan


/s/ Francis M. Ferrara, Jr.       Controller (principal financial            December 9, 1997
-----------------------------     & accounting officer)
Francis M. Ferrara, Jr.


-----------------------------     Director                                   December 9, 1997
Ray L. Hunt


/s/ Thomas F. McWilliams          Director                                   December 9, 1997
-----------------------------
Thomas F. McWilliams


/s/ Albert H. Meier, Ph.D.        Director                                   December 9, 1997
-----------------------------
Albert H. Meier, Ph.D.


/s/ Stephen P. Smiley             Director                                   December 9, 1997
-----------------------------
Stephen P. Smiley


/s/ W. Leigh Thompson, Jr.        Director                                   December 9, 1997
-----------------------------
W. Leigh Thompson, Jr.


                                    EXHIBIT INDEX


Exhibit No.           Descriptions of Exhibits                 Sequentially No.
-----------           ------------------------                 ----------------
                                                                     Page
                                                                     ----

 5.                 Opinion of Vinson & Elkins L.L.P

10.1                Ergo Science Corporation Amended
                    and Restated 1995 Long-Term
                    Incentive Plan (Incorporated by
                    reference to exhibit 10.19 to
                    the Company's registration statement
                    on Form S-1, file number 33-98162)

10.2                First Amendment to the Ergo Science
                    Corporation Amended And Restated 1995
                    Long-Term Incentive Plan (Incorporated
                    by reference to exhibit 10.2 to
                    the Company's registration statement
                    on Form S-8, file number 33-07013).

10.3                Second Amendment to the Ergo Science
                    Corporation Amended and Restated
                    1995 Long-Term Incentive Plan

23.1                Consent of Coopers & Lybrand L.L.P

23.3                Consent of Vinson & Elkins L.L.P.
                    (included in Exhibit 5)